SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: June 12, 1998
(Date of earliest event reported)

Commission File No. 333-51375

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of February 1, 1998, relating to the Empire Funding Home Loan Owner Trust 1998-2, Home Loan Asset Backed Notes, Series 1998-2)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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        Delaware                                        06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


1285 Avenue of the Americas
New York, New York                                         10019
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Address of principal executive offices                   (Zip Code)



                                 (212) 713-2000
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               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   Other Events
          ------------

               Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the
          Securities  and  Exchange  Commission  to Kidder,  Peabody  Acceptance
          Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                                -----------
   (99)                                   Computational Materials
                                          prepared by PaineWebber
                                          Incorporated in connection with
                                          Empire Funding Home Loan Owner
                                          Trust 1998-2, Home Loan Asset
                                          Backed Notes, Series 1998-2

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PAINEWEBBER MORTGAGE ACCEPTANCE
                                                CORPORATION IV


June 16, 1998

                                                 By: /s/ Barbara Dawson
                                                     -----------------------
                                                     Barbara Dawson
                                                     Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                   Paper (P) or
Exhibit No.          Description                                  Electronic (E)
-----------          -----------                                  --------------
   (99)              Computational Materials                             E
                     prepared by PaineWebber Incorporated
                     in connection with Empire Funding
                     Home Loan Owner Trust 1998-2, Home
                     Loan Asset Backed Notes, Series 1998-2